EXHIBIT 10 (b10-1)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 56

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective December 10, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Clemson Holdings, LLC	Limited Liability Company	Michigan	12/10/2007

Dated: December 10, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: December 10, 2007	CLEMSON HOLDINGS LLC By: /s/ Robert Hogan Robert Hogan Manager

EXHIBIT 10 (b10-2)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 57

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 3, 2008 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Adams Dairy Bank	Bank	Missouri	01/03/2008

Dated: January 3, 2008	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: January 3, 2008	ADAMS DAIRY BANK By: /s/ David C. Chinnery David C. Chinnery President & CEO

EXHIBIT 10 (b10-3)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 58

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective February 8, 2008 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Mountain View Bank of Commerce	Bank	Colorado	2/8/2008

Dated: February 8, 2008	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: February 8, 2008	MOUNTAIN VIEW BANK OF COMMERCE By: /s/ John Ellison John Ellison President and CEO

EXHIBIT 10 (b10-4)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 59

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective April 30, 2008 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Colonia Bank	Bank	Arizona	4/30/2008

Dated: April 30, 2008	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: April 30, 2008	COLONIA BANK By: /s/ Gil Jimenez Gil Jimenez President

EXHIBIT 10 (b10-5)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 60

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective May 15, 2008 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Pisgah Community Bank	Bank	North Carolina	5/15/2008

Dated: May 15, 2008	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: May 15, 2008	PISGAH COMMUNITY BANK By: /s/ Ted Durham Ted Durham President

EXHIBIT 10 (b10-6)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 61

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective April 23, 2008 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Ft. Myers Holdings, LLC	Limited Liability Company	Michigan	4/23/2008

Dated: April 23, 2008	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: April 23, 2008	Ft. Myers Holdings, LLC By: /s/ Len Davenport Len Davenport Manager

EXHIBIT 10 (b10-7)

AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 62

The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective May 18, 2008 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Capitol Capital, LLC	Limited Liability Company	Michigan	5/18/2008

Dated: May 18, 2008	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: May 18, 2008	Capitol Capital, LLC By: /s/ Joseph D. Reid Joseph D. Reid Capitol Bancorp Ltd. (member)